UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2019

INTERNATIONAL ISOTOPES INC.

(Exact Name of Registrant as Specified in Its Charter)

Texas	0-22923	74-2763837
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4137 Commerce Circle Idaho Falls, Idaho	83401
(Address of Principal Executive Offices)	(Zip Code)

208-524-5300

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 23, 2019, Laurie McKenzie-Carter notified the Board of Directors (the “Board”) of International Isotopes Inc. (the “Company”) of her decision to resign as Chief Financial Officer and Secretary of the Company, effective September 30, 2019. Ms. McKenzie-Carter’s resignation is for personal reasons and is not related to any issues involving the Company’s operations, financial statements, internal controls, policies or practices.

On September 23, 2019, the Board appointed Matthew Cox as the Chief Financial Officer and Secretary of the Company, effective September 30, 2019, to replace Ms. McKenzie-Carter.

Mr. Cox, age 36, has served as the Company’s Controller since April 2019. Prior to this role, Mr. Cox served as Controller for DL Beck Inc. from August 2016 to March 2019, and as a Ranch Analyst for Riverbend Ranch from December 2013 to August 2016. From October 2008 to December 2013, Mr. Cox served in various accounting roles for Kingston Companies and John & John PLLC. Mr. Cox received a Bachelor of Science degree in accounting from Brigham Young University - Idaho, and is a Certified Public Accountant licensed in the State of Idaho.

In connection with his promotion to Chief Financial Officer, the Board increased Mr. Cox’s annual base salary to $117,000, and Mr. Cox will also generally participate in the Company’s benefits and bonus program in the same manner as other employees. Mr. Cox will not receive an immediate equity grant in connection with his promotion. There are no family relationships between Mr. Cox and any of the directors or executive officers of the Company, and there are no transactions in which Mr. Cox has an interest requiring disclosure under Item 404(a) of Regulation S-K. There is no arrangement or understanding between Mr. Cox and any other person pursuant to which Mr. Cox was appointed as an officer of the Company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL ISOTOPES INC.

Date: September 27, 2019	By:	/s/ Laurie McKenzie-Carter
Laurie McKenzie-Carter Chief Financial Officer

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